UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04316

Midas Fund, Inc.
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY          10005
(Address of principal executive offices)     (Zipcode)

John F. Ramírez, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code:    1-212-480-6432

Date of fiscal year end: 12/31

Date of reporting period: 1/1/10 - 6/30/10

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSRS and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

June 30 2010

Semi-Annual Report

MIDAS Fund

MIDAS Special Fund

MIDAS Perpetual Portfolio

MIDAS FUNDS

Discovering Opportunities

MIDAS FUNDS

Discovering Opportunities®

Application Inside

June 30
2010
Semi-Annual Report

Midas Fund	Midas Special Fund	Midas Perpetual Portfolio
(Ticker: MIDSX)	(Ticker: MISEX)	(Ticker: MPERX)
Seeks capital appreciation and protection against inflation and secondarily current income through investments primarily in precious metals and natural resource companies and bullion.	Invests aggressively for capital appreciation in any security in any sector.
Seeks to preserve and increase the purchasing power value of its shares over the long term by investing in gold, silver, Swiss franc assets, hard asset securities, large capitalization growth stocks, and dollar assets.

To Our Shareholders

Should we call it the 62 trillion dollar question? Sixty-two trillion dollars is the approximate amount that some, including David Walker who served as the U.S. Comptroller General from 1998 to 2008, estimate is the total debt of the United States in explicit obligations and unfunded promises. The question then is “how is the United States ever going to deal with this unimaginably huge sum?”

Governments historically seem to select among three main options to handle pressing debts. The first option is simply to repudiate those obligations. Many countries in South America have taken this route repeatedly. Russia defaulted on its debts as recently as 1998. The second option is to raise taxes, but how far can that really go to pay down the $62 trillion? The total value of all goods and services produced in the United States every year is estimated at only about $14 trillion. The third option is inflation. Politically it is the least controversial, economically it can be very effective, and “best of all” it is tried and true. For example, by the U.S. government’s consistently employing the inflation option over the last 10 years, according to the U.S. Bureau of Labor Statistics, $1,000 in 2000 can only buy about $789 today, hardly anyone noticed, and the nation’s debts as they stood in 2000 shrunk in real terms by over 20%.

BUT WHAT ABOUT INVESTORS?

Thanks to the relatively mild inflation option of the last 10 years, investors in U.S. debt have seen a 20% fall in the real face value of their bonds at maturity, a frustrating outcome for those seeking to plan for financial goals, such as college tuition or retirement. At Midas, we have long recognized the importance of dealing with inflation in an investment portfolio. In fact, the investment objective of Midas Fund is to seek primarily capital appreciation and protection against inflation and, secondarily, current income. Midas Perpetual Portfolio is specifically for investors who wish to preserve and increase the purchasing power value of their capital for the long term with a strategy that does not depend on any particular outcome for the economy. Midas Special Fund seeks capital appreciation.

At Midas, we expect that the enormous U.S. debts will be managed by some combination of broken promises, rising taxes, and inflation and we suggest that investors take positive steps today to mitigate these unpleasant possibilities. Positive steps might include regularly adding to your Midas account pursuant to a long term plan for retirement and contributing to a tax advantaged retirement plan. In this connection, we suggest you consider one or more of the Midas Funds and the tax advantaged Midas Traditional, Roth, SEP, and SIMPLE IRA. Midas also offers Health Savings Accounts as well as Education Savings Accounts. Forms for all of these plans may be found at www.MidasFunds.com.

SIGN UP FOR ELECTRONIC DELIVERY
Midas shareholders can now sign up for electronic delivery of their account statements, confirmations, annual and semi-annual reports, prospectuses, and other updates. Benefits of electronic delivery include getting all your Midas information more quickly and conveniently, securely storing your account documents on the site for up to four years where you can view or print them at any time, and reducing the risk of identity theft. So why not make a positive contribution to the environment by minimizing paper waste, as well as help reduce the printing, postage, and handling expenses of the Midas Funds?

It is fast and easy to sign up for electronic delivery. Just follow these three simple steps: (1) go to www.midasfunds.com and log into “Account Access,” (2) go to “Edit Profile,” (3) from the drop-down menu found under the following question – “Would you like to have your Account Statements, Confirmations, and Fund Documents notifications delivered to you electronically?” – choose “Yes.”

MIDAS QUALITY FOR THE LONG TERM
A core philosophy at Midas is to seek quality investments for the long term. A quality investing discipline helps keep us focused on companies with combinations of strength in operations, finances, and products that we find most attractive, even through volatile markets. If you have any questions about the Midas investment process, the Midas family of funds, or our attractive suite of shareholder services, please call us at 1-800-400-MIDAS (6432), or visit www.MidasFunds.com. We will be happy to answer any questions you may have, without any obligation on your part. We look forward to hearing from you. Thank you for investing with Midas!

Sincerely,

Thomas B. Winmill
President

Portfolio Commentary

MIDAS Fund

We are very pleased to welcome new shareholders attracted to Midas Fund by its track record of past performance, its policy of investing in securities of companies principally involved in mining, processing, distributing or otherwise dealing in gold, silver, platinum, or other natural resources, and its no charge shareholder services. Midas Fund’s net asset value declined in the first half of 2010, a disappointing result after achieving a total return of 83.88% in 2009.

MARKET REVIEW, STRATEGIES, AND OUTLOOK

In the first half of 2010, gold prices based on the London p.m. fix fluctuated between $1,058 and $1,261 per ounce, averaging about $1,151 and ending the period at $1,244. The strength of gold’s price is remarkable given the U.S. Bureau of Labor Statistics report of a decline in June – the third month in a row – in the consumer price index (the CPI, which is often viewed as a measure of inflation), which fell 0.1% compared to the previous month, leaving the CPI just 1.1% higher than in June 2009. As the European crisis over threatened Greek insolvency subsided and concerns over weakness in the global and U.S. economies seemed to dominate financial news, the gold price fell back over $60 per ounce towards its year to date average.

While the “fear factor” may drive future short term swings, we believe that the gold price has the potential to reach $1,300 by year end due to favorable seasonal and fundamental supply and demand factors. With respect to gold supply, based on recent statistics it would appear that mine production is unlikely to rise materially in the medium term and central bank selling may moderate, but scrap supply could increase as the gold price rises. Likewise, demand from fabrication might fall on price spikes. More importantly in our view, however, investment demand could rise substantially should gold’s role as an “alternative currency” become further accepted among individuals and institutions. Catalysts for the perception of gold as a viable and attractive alternative to currencies, particularly the currencies of debtor nations, include the continuation of the fiscal and monetary policies, including large budget deficit spending, being implemented in most industrial economies today. Risks to our outlook include the view of some members of the U.S. Federal Open Market Committee that possible deflation – and low yields on U.S. Treasuries suggest that many investors agree – not inflation, is the challenge. Should deflation fears increase, gold prices may be vulnerable because a deflationary environment can lead to investor de-leveraging and the sale of hard assets, such as gold. By consistently seeking quality investments with the growth characteristics our investment discipline requires, we seek to address the risks inherent in the precious metals sector yet position Midas Fund to benefit from important global trends.

As these economic and market conditions and concerns unfolded over the first six months of 2010, Midas Fund increased its overall investment in quality precious metals and natural resource companies, eliminating its short sale positions. The Fund also reduced exposure to a large South African producing company as market euphoria took its shares past Midas Fund’s target price. The Fund’s exposure to industrial metal companies depressed returns in the general equity market sell-off in the second quarter. Currently aggressively leveraged, Midas Fund’s returns have reflected volatile market conditions. As gold enters a typically supportive seasonal period, the Fund will be seeking further opportunities to enhance returns by maintaining its leveraged portfolio of strong companies at attractive valuations. Midas continues to emphasize mining companies offering promising exploration potential, expanding production profiles, increasing cash flow, and/or other special growth features.

TOP 10 HOLDINGS
AS OF JUNE 30, 2010
1.	Newmont Mining Corp.
2.	Barrick Gold Corp.
3.	Comaplex Minerals Corp.
4.	Northgate Minerals Corp.
5.	Centerra Gold Inc.
6.	Aquarius Platinum Ltd.
7.	Newcrest Mining Ltd.
8.	Fresnillo plc
9.	Impala Platinum Holdings Ltd.
10.	Andean Resources Ltd.

Portfolio Commentary

MIDAS Special Fund

It is a pleasure to welcome our new shareholders enthusiastic about Midas Special Fund’s approach of seeking capital appreciation in quality companies with unique combinations of strength in operations, products, and finances that can potentially offer growth in addition to value. We are pleased to submit this 2010 Semi-Annual Report for the Fund to update shareholders on the Fund’s strategy of investing in any security type and in any industry sector, in domestic or foreign companies, and in companies of any size to seek its investment objective. We note that the Fund may invest defensively, as well as employ speculative investment techniques such as borrowing money for investment purposes, a practice known as leveraging.

THE ECONOMY AND THE FINANCIAL MARKETS
The loss of momentum in the global recovery seems to have surfaced at the end of the second quarter more sharply than anticipated, notably in the United States and China. Global manufacturing output has been estimated to have risen by more than 12% from its recession low, but recently appears to be decelerating, according to the Institute of Supply Management. In keeping its target rate in a range between 0% and 0.25%, the U.S. Federal Reserve Open Market Committee reduced its 2010 growth forecast, although stated its outlook for a “continued, moderate recovery.”

In the United States, slowing economic activity is illustrated in the June 5% drop in housing starts, to a seasonally adjusted annual rate of 549,000, following a fall in new home sales of 33% in May, according to the U.S. Commerce Department. Accordingly, some economists are reducing estimates of U.S. GDP from over 3% to around 2% for the second quarter. Not surprisingly, consumer sentiment has dropped to the levels set in March 2009. Financial market returns reflected these economic trends, with the Standard & Poor’s 500 Index showing a positive first quarter return, then falling 11.43% in the second quarter, to end the first half of 2010 with a negative 6.65% result.

THE FUND’S CAPITAL APPRECIATION STRATEGIES AND OUTLOOK
In these volatile market conditions, the Fund’s strategy was generally to stay the course, maintain a disciplined but aggressively leveraged investment posture, and concentrate its portfolio in quality companies with attractive valuations. At June 30, 2010, the Fund’s top ten holdings comprised approximately 93% of its total assets and its long term holdings include some of the largest and best known U.S. companies with global operations in insurance, technology, banking, and finance. The Fund’s total return of (8.03)% for first six months of 2010 slightly trailed the Standard & Poor’s 500 Index’s return of (6.65)%, but handily outperformed the index over the one year (20.83% vs.14.43%) and three year ((8.35%) vs. (9.81)%) periods ending June 30, 2010, according to Morningstar. Our current view of financial markets suggests that the Fund may benefit during the remainder of 2010 from its flexible portfolio approach, investing opportunistically and employing aggressive and speculative investment techniques as deemed appropriate. As the Fund pursues its capital appreciation objective through this flexible approach, its holdings and allocations are subject to substantial change at any time.

CONTACT US FOR INFORMATION AND SERVICES
Midas Special Fund’s solid approach to quality companies makes it an attractive vehicle for a program of steady monthly investing. To make regular investing in the Fund as easy, convenient, and affordable as possible, we offer the Midas Bank Transfer Plan. Midas Special Fund’s capital appreciation objective also makes it attractive for investment through our Traditional or Roth IRAs, Health Savings Accounts, and also our Education Savings Accounts. For information simply give us a call toll free at 1-800-400-MIDAS (6432) and we will be delighted to provide such information to you or a friend or relative.

TOP 10 HOLDINGS
AS OF JUNE 30, 2010
1.	Berkshire Hathaway, Inc. Class B
2.	MasterCard, Inc.
3.	Google, Inc.
4.	JPMorgan Chase & Co.
5.	Canadian Natural Resources Ltd.
6.	Johnson & Johnson
7.	Apple Inc.
8.	Costco Wholesale Corp.
9.	General Electric Company
10.	The Goldman Sachs Group, Inc.

Portfolio Commentary

v
MIDAS Perpetual Portfolio

We are delighted to submit this 2010 Semi-Annual Report for Midas Perpetual Portfolio. It is also a pleasure to welcome our new shareholders who have invested in the Fund directly or through one of the growing number of brokerage firms making the Fund available to their customers. In these times particularly, it is gratifying indeed to see such a welcoming response to Midas Perpetual Portfolio’s objective of preserving and increasing the purchasing power value of its shares over the long term. Interestingly, in pursuit of its investment objective the Fund seeks to invest a fixed “Target Percentage” of its total assets of each of the following categories:

Investment Category	Target Percentage
Gold	20%
Silver	5%
Swiss Franc Assets	10%
Hard Asset Securities	15%
Large Capitalization Growth Stocks	15%
Dollar Assets	35%
Total	100%

These investment categories, although subject to risk of potential loss, have been chosen and weighted with the goal of providing downside protection to the overall portfolio in most foreseeable economic conditions.

ECONOMIC OUTLOOK AND MIDAS PERPETUAL PORTFOLIO
The U.S. economy seems to be slowly recovering, but U.S. federal and state budget deficits and debts loom large. The 2011 U.S. budget deficit is now expected to reach $1.4 trillion, and the national debt is projected to grow by $8.5 trillion over the next 10 years, when U.S. debt held by the public will amount to over 77% of gross domestic product. Including obligations for Medicare, Medicaid, Social Security, and other entitlement programs, the total U.S. debt becomes unimaginably huge – over $60 trillion, according to some calculations. Unemployment is expected to remain over 8% in 2011, assuming an anemic 2.7% economic growth. Meanwhile, state budget deficits are estimated to balloon to about $84 billion for fiscal 2011.

In the first half of 2010, however, Midas Perpetual Portfolio continued to seek ways to preserve and increase the value of its overall portfolio in view of these challenging circumstances,whether the outcome is inflation, rising interest rates, a depreciating U.S. dollar, a resurgent U.S. economy, or otherwise. The Fund invested in gold and silver (through exchange traded funds), Swiss franc denominated bonds of the federal government of Switzerland, shares of real estate and natural resource companies, large capitalization growth stocks, and U.S. money market funds.

TAX ADVANTAGED INVESTING
The investment strategy of Midas Perpetual Portfolio acknowledges a broad range of economic possibilities and investing outlooks, and seeks to incorporate investments appropriate for each of them. Investors who wish to invest all or a portion of their capital in a way that does not depend on any particular outcome for the economy should consider purchasing shares of the Fund. Since this strategy reflects longer term wealth building goals, we believe the Fund can be especially appropriate for tax advantaged retirement accounts. For long term investing goals, consider the Midas Traditional, Roth, SEP, or SIMPLE IRA, the Midas Health Savings Account, as well as the Midas Education Savings Account. Forms for all of these tax advantaged plans may be found at www.MidasFunds.com. For more information simply give us a call toll free at 1-800-400-MIDAS (6432).

TOP 10 HOLDINGS
AS OF JUNE 30, 2010
1.	SSgA Money Market Fund
2.	SPDR Gold Trust
3.	Switzerland Government, 2.5% Notes, due 3/12/16
4.	iShares Silver Trust
5.	Southern Copper Corp.
6.	Berkshire Hathaway, Inc. Class B
7.	Cisco Systems, Inc.
8.	Oracle Corp.
9.	Goldcorp Inc.
10.	E.l. duPont de Nemours and Company

ALLOCATION of Portfolio Holdings*	June 30, 2010

MIDAS FUND

- Major Precious Metals Producers (33.62%)
- Intermediate Precious Metals Producers (26.99%)
- Junior Precious Metals Producers (19.26%)
- Exploration and Project Development Companies (17.81%)
- Other Natural Resources Companies (14.06%)
- Securities held as collateral on loaned securities (11.04%)
- Warrants (0.52%)
- Gold Bullion (0.01%)

MIDAS SPECIAL FUND

- Fire, Marine & Casualty Insurance (49.83%)
- Services - Business Services (19.82%)
- Information Retrieval Services (8.84%)
- National Commercial Banks (7.05%)
- Securities held as collateral on loaned securities (6.86%)
- Crude Petroleum & Natural Gas (6.60%)
- Pharmaceutical Preparations (6.45%)
- Electronic Computers (6.25%)
- Variety Stores (5.45%)
- Electronic & Other Electrical Equipment (5.16%)
- Security Brokers, Dealers & Flotation Companies (5.08%)
- Holding Companies (4.05%)
- Operative Builders (2.56%)
- Surgical & Medical Instruments & Apparatus (2.01%)

MIDAS PERPETUAL PORTFOLIO

- Gold (22.70%)
- Silver (5.65%)
- Swiss Franc Assets (10.24%)
- Hard Asset Securities (15.02%)
- Large Capitalization Growth Stocks (12.99%)
- Dollar Assets (33.67%)
- Securities held as collateral on loaned securities (18.83%)

** Each Fund's allocation of portfolio holdings uses approximate percentages of its net assets and may not add up to 100% due to leverage or other assets, rounding, and other factors.*

Financial Statements
MIDAS Fund	Schedule of Portfolio Investments - June 30, 2010
(Unaudited)

Common Stocks (111.74%)
Shares		Cost	Value
Major Precious Metals Producers (33.62%)

150,000	Barrick Gold Corp.(a)	$6,187,628	$6,811,500
291,453	Fresnillo plc (a)	587,289	4,271,068
50,000	Goldcorp Inc.	2,079,865	2,192,500
170,000	Impala Platinum Holdings Ltd.	5,222,170	3,997,300
203,800	Kinross Gold Corp.	4,219,588	3,482,942
75,000	Lonmin PLC (b)	2,656,174	1,583,819
150,225	Newcrest Mining Ltd. (a)	2,185,597	4,437,976
125,000	Newmont Mining Corp. (a)	6,002 55	7,717,500
		29,141,066	34,494,605

Intermediate Precious Metals Producers (26.99%)

50,000	Agnico-Eagle Mines Ltd. (c)	2,857,530	3,039,000
919,000	Aquarius Platinum Ltd.	6,288,475	4,511,130
450,000	Centerra Gold Inc. (b)	4,630,349	4,969,182
200,000	Eldorado Gold Corp. (c)	2,687,960	3,592,000
92,400	Lihir Gold Limited ADR	2,411,402	3,325,476
575,000	Northam Platinum Ltd.	1,552,969	3,424,137
30,000	Randgold Resources Ltd. ADR	2,403,978	2,842,500
300,000	Silvercorp Metals, Inc.	1,941,192	1,986,000
		24,773,855	27,689,425

Junior Precious Metals Producers (19.26%)

200,000	Alamos Gold Inc. (a)	2,506,500	3,074,245
1,500,000	Avocet Mining PLC (b)	2,012,663	2,707,136
600,000	CGA Mining Ltd. (b) (c)	895,814	1,120,730
1,642,000	Etruscan Resources Inc. (b)	4,244,566	687,579
1,000,000	Great Basin Gold Ltd. (b) (c)	2,816,753	1,690,035
407,675	Jaguar Mining, Inc. (b) (c)	1,384,196	3,599,755
200,000	Minefinders Corporation Ltd. (a) (b)	2,142,792	1,782,000
1,700,000	Northgate Minerals Corp. (b) (c)	4,869,660	5,100,000
		20,872,944	19,761,480

Exploration and Project Development Companies (17.81%)

1,400,000	Andean Resources Ltd. (b)	1,824,724	3,965,371
500,000	Comaplex Minerals Corp.	2,039,576	5,203,727
85,000	Detour Gold Corp. (b)	1,266,311	1,890,844
500,000	International Tower Hill Mines Ltd. (b) (c)	2,947,963	3,335,000
37,699	Ivanhoe Nickel & Platinum Ltd. (b) (d)	0	0
600,000	Northern Dynasty Minerals Ltd. (b) (c)	7,605,098	3,882,000
		15,683,672	18,276,942

 See notes to financial statements.

Financial Statements
MIDAS Fund	Schedule of Portfolio Investments
(Unaudited) continued

Common Stocks - continued
Shares		Cost	Value
Other Natural Resources Companies (14.06%)

350,000	Anvil Mining Ltd. (b)	$5,913,366	$920,532
55,500	BHP Billiton Ltd. ADR (c)	4,422,873	3,440,445
6,915,000	Farallon Resources Ltd. (b)	4,878,824	2,261,186
445,000	Forsys Metals Corp. (b)	2,112,343	990,125
153,881	Johnson Matthey PLC (a)	2,205,453	3,441,833
550,000	Mercator Minerals Ltd. (b) (c)	2,891,248	773,737
300,000	Thompson Creek Metals Company Inc. (b) (c)	3,441,403	2,604,000
		25,865,510	14,431,858
Total common stocks		116,337,047	114,654,310

Warrants (0.52%) (b)

Units
562,500	Etruscan Resources Inc., expiring 11/02/10	-	5,293
258,500	Etruscan Resources Inc., expiring 8/06/11	-	4,865
100,000	Kinross Gold Corp., expiring 9/07/11	-	131,450
142,900	Kinross Gold Corp., expiring 9/03/13	577,052	393,994
Total warrants		577,052	535,602

Bullion Ounces (0.01%) (b)

10	Gold	9,643	12,436

Securities held as Collateral on Loaned Securities (11.04%)

11,279,284	State Street Navigator Securities Lending Prime Portfolio	11,279,284	11,279,284
49,800	U.S. Treasury Securities, .01% to 4.13%, 8/15/10-7/15/17	49,915	49,915

Total collateral on loaned securities		11,329,199	11,329,199

Total investments (123.31%)		$128,252,941	126,531,547

Liabilities in excess of other assets (-23.31%)			(23,921,794)

Net assets (100.00%)			$102,609,753

(a) Fully or partially pledged as collateral on bank credit facility.
(b) Non-income producing.
(c) All or a portion of this security was on loan.
(d) Illiquid and/or restricted security that has been fair valued.
ADR means “American Depositary Receipt.”

See notes to financial statements.

Financial Statements
MIDAS Special Fund	Schedule of Portfolio Investments - June 30, 2010
(Unaudited)

Common Stocks (129.15%)
Shares		Cost	Value
Crude Petroleum & Natural Gas (6.60%)

20,000	Canadian Natural Resources Ltd.	$522,599	$664,600

Electronic Computers (6.25%)

2,500	Apple Inc. (a) (b)	477,375	628,825

Electronic & Other Electrical Equipment (5.16%)

36,000	General Electric Company	435,510	519,120

Fire, Marine & Casualty Insurance (49.83%)

52,500	Berkshire Hathaway, Inc. Class B (a) (b)	1,744,890	4,183,725
20,000	Leucadia National Corporation (a) (b)	571,362	390,200
9,000	The Travelers Companies, Inc. (c)	416,182	443,250
		2,732,434	5,017,175

Holding Companies (4.05%)

18,000	Brookfield Asset Management Inc.	517,152	407,160

Information Retrieval Services (8.84%)

2,000	Google, Inc. (a) (b)	758,730	889,900

National Commercial Banks (7.05%)

19,400	JPMorgan Chase & Co. (b)	691,858	710,234

Operative Builders (2.56%)

25,000	Hovnanian Enterprises, Inc. (a) (c)	489,087	92,000
20,000	PulteGroup, Inc. (a) (c)	444,535	165,600
		933,622	257,600

Pharmaceutical Preparations (6.45%)

11,000	Johnson & Johnson (b)	669,169	649,660

Security Brokers, Dealers & Flotation Companies (5.08%)

3,900	The Goldman Sachs Group, Inc. (b)	865,343	511,953

See notes to financial statements.

Financial Statements
MIDAS Special Fund	Schedule of Portfolio Investments
(Unaudited) continued

Common Stocks - continued
Shares		Cost	Value
Services - Business Services (19.82%)

10,000	MasterCard, Inc. (b)	$937,175	$1,995,300

Surgical & Medical Instruments & Apparatus (2.01%)

3,000	Becton, Dickinson and Company	210,947	202,860

Variety Stores (5.45%)

10,000	Costco Wholesale Corp. (b)	692,696	548,300
Total common stocks		10,444,610	13,002,687

Securities held as Collateral on Loaned Securities (6.86%)

690,643	State Street Navigator Securities Lending Prime Portfolio	690,643	690,643

Total investments (136.01%)		$11,135,253	13,693,330

Liabilities in excess of other assets (-36.01%)			(3,625,204)

Net assets (100.00%)			$10,068,126

(a) Non-income producing.
(b) Fully or partially pledged as collateral on bank credit facility.
(c) All or a portion of this security was on loan.

See notes to financial statements.

Financial Statements
MIDAS Perpetual Portfolio	Schedule of Portfolio Investments - June 30, 2010
(Unaudited)

Shares			Cost	Value
Gold (22.70%)

15,310		SPDR Gold Trust (a)	$1,326,145	$1,862,921

Silver (5.65%)

25,464		iShares Silver Trust (a) (b)	285,816	463,699

Swiss Franc Assets (10.24%)

832,000	(c)	Switzerland Government 2.50% Notes, due 3/12/16	766,412	840,562

Hard Asset Securities (15.02%)
Copper Ores (1.48%)

4,576		Southern Copper Corp. (b)	73,520	121,447

Crude Petroleum & Natural Gas (2.78%)

1,219		Occidental Petroleum Corp. (b)	73,137	94,046
654		PetroChina Company Limited	68,566	71,763
1,838		Petroleo Brasileiro S.A.	67,908	63,080
			209,611	228,889
Gold Ores (2.41%)

2,051		Barrick Gold Corp.	75,431	93,136
2,385		Goldcorp Inc.	75,217	104,582
			150,648	197,718
Industrial Gases (1.14%)

1,231		Praxair, Inc.	73,081	93,544

Petroleum Refining (1.48%)

1,408		ConocoPhillips	72,945	69,119
915		Exxon Mobil Corp.	73,051	52,219
			145,996	121,338
Plastic Materials, Resins & Nonvulcanelastomers (1.23%)

2,907		E.I. du Pont de Nemours and Company (b)	73,569	100,553

Real Estate Investment Trusts (2.98%)

1,213		Federal Realty Investment Trust (b)	75,091	85,238
1,778		Health Care REIT, Inc. (b)	74,180	74,889
958		Public Storage (b)	76,168	84,218
			225,439	244,345

Soybean Oil Mills (0.79%)

2,525		Archer-Daniels-Midland Company	72,815	65,196

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) (0.73%)

1,558		Nucor Corp. (b)	71,991	59,640

Total hard asset securities			1,096,670	1,232,670

See notes to financial statements.

Financial Statements
MIDAS Perpetual Portfolio	Schedule of Portfolio Investments
(Unaudited) continued

Shares		Cost	Value
Large Capitalization Growth Stocks (12.99%)
Communications Equipment (1.44%)

5,559	Cisco Systems, Inc. (a)	$90,765	$118,462

Electronic Computers (1.05%)

2,000	Hewlett-Packard Company	75,060	86,560

Fire, Marine & Casualty Insurance (1.46%)

1,500	Berkshire Hathaway, Inc. Class B (a)	96,440	119,535

Information Retrieval Services (1.00%)

184	Google, Inc. (a)	75,235	81,871

Life Insurance (1.05%)

1,316	China Life Insurance Company Ltd. ADR (b)	74,580	85,803

Oil & Gas Field Services (1.03%)

1,533	Schlumberger Ltd. (b)	64,903	84,836

Pharmaceutical Preparations (1.04%)

2,851	Sanofi-Aventis ADR	91,709	85,701

Radio & TV Communications Equipment (0.67%)

1,667	QUALCOMM Inc. (b)	75,052	54,744

Services-Prepackaged Software (2.25%)

3,261	Microsoft Corp.	75,582	75,036
5,096	Oracle Corp. (b)	90,696	109,360
		166,278	184,396

Telephone Communications (2.00%)

1,799	China Mobile Ltd. ADR (b)	91,493	88,889
1,359	Telefonica, S.A. ADR	91,593	75,465
		183,086	164,354

Total large capitalization growth stocks		993,108	1,066,262
Dollar Assets (33.67%)
Money Market Fund

2,763,903	SSgA Money Market Fund, 0.01% (d)	2,763,903	2,763,903

Securities held as Collateral on Loaned Securities (18.83%)

1,545,223	State Street Navigator Securities Lending Prime Portfolio	1,545,223	1,545,223

Total investments (119.10%)		$8,777,277	9,775,240

Liabilities in excess of other assets (-19.10%)			(1,567,023)

Net assets (100.00%)			$8,208,217

(a) Non-income producing.
(b) All or portion of this security was on loan.
(c) Represents principal amount denominated in Swiss Francs.
(d) Rate represents the 7 day annualized yield at June 30, 2010.
ADR means “American Depositary Receipt.”

See notes to financial statements.

Financial Statements
STATEMENTS of Assets and Liabilities

June 30, 2010 (Unaudited)	Midas	Midas	Midas
	Fund	Special Fund	Perpetual Portfolio
Assets
Investments at cost	$128,252,941	$11,135,253	$8,777,277

Investments at value	126,531,547	13,693,330	9,775,240
Receivables:
Dividends	69,882	4,875	5,379
Fund shares sold	7,792	100	1,897
Income from securities loaned	513	286	257
Interest	-	-	5,732
Foreign withholding taxes reclaimed	-	-	12,574
Other assets	30,521	7,351	6,937

Total assets	126,640,255	13,705,942	9,808,016

Liabilities
Bank line of credit	11,437,060	2,040,589	-
Collateral on securities loaned, at value	11,329,199	690,643	1,545,223
Bank overdraft	-	813,397	-
Payables:
Buy to cover investments sold short	822,231	-	-
Accrued expenses	218,010	70,757	49,930
Fund shares redeemed	94,331	1,562	-
Investment management fees	83,158	8,509	-
Administrative services	23,889	3,807	2,913
Distribution fees	22,624	8,552	1,733

Total liabilities	24,030,502	3,637,816	1,599,799

Net assets	$102,609,753	$10,068,126	$8,208,217

Shares outstanding, $0.01 par value	27,512,207	785,276	7,162,257

Net asset value, offering, and redemption price per share	$3.73	$12.82	$1.15

Net assets consist of:
Paid in capital	$131,460,189	$11,438,140	$7,259,762
Accumulated deficit in net investment income	(1,685,166)	(204,453)	(49,285)
Accumulated net realized loss	(25,446,414)	(3,723,638)	(329)
Net unrealized appreciation (depreciation) on
investments and foreign currencies	(1,718,856)	2,558,077	998,069
	$102,609,753	$10,068,126	$8,208,217

See notes to financial statements.

Financial Statements
STATEMENTS of Operations

For the Six Months Ended June 30, 2010 (Unaudited)	Midas	Midas	Midas
	Fund	Special Fund	Perpetual Portfolio
Investment income
Dividends	$376,353	$46,015	$35,053
Income from securities loaned	20,337	2,074	894
Foreign tax withholding	(27,555)	(1,149)	(1,680)
Interest	-	-	6,522

Total investment income	369,135	46,940	40,789

Expenses
Investment management	558,149	55,630	-
Transfer agent	230,300	37,338	21,987
Distribution	139,537	56,494	3,504
Administrative services	68,325	7,720	4,855
Interest and fees on bank credit facility	63,596	24,067	3,001
Interest and fees related to short sales	47,758	-	-
Legal	44,105	7,261	2,950
Bookkeeping and pricing	39,136	13,045	13,350
Printing and postage	38,547	4,647	5,520
Directors	29,330	7,084	2,994
Registration	22,750	20,570	20,100
Custodian	20,241	5,454	1,002
Insurance	16,652	1,629	1,267
Auditing	9,391	9,635	9,050
Other	2,739	819	494

Total expenses	1,330,556	251,393	90,074

Net investment loss	(961,421)	(204,453)	(49,285)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
Investments	5,234,369	2,030	12
Foreign currencies	(172,619)	-	(341)
Securities sold short	(86,423)	-	-
Unrealized appreciation (depreciation) on
Investments	(5,271,070)	(662,147)	18,281
Translation of assets and liabilities in foreign currencies	(1,707,208)	-	(31,835)
Securities sold short	275,514	-	-

Net realized and unrealized loss	(1,727,437)	(660,117)	(13,883)

Net decrease in net assets resulting from operations	$(2,688,858)	$(864,570)	$(63,168)

See notes to financial statements.

Financial Statements
STATEMENTS of Changes in Net Assets

	Midas		Midas		Midas
	Fund		Special Fund		Perpetual Portfolio
	Six Months Ended	Year	Six Months Ended	Year	Six Months Ended	Year
	6/30/10	Ended	6/30/10	Ended	6/30/10	Ended
	(Unaudited)	12/31/09	(Unaudited)	12/31/09	(Unaudited)	12/31/09
Operations
Net investment loss	$(961,421)	$(1,563,178)	$(204,453)	$(313,847)	$(49,285)	$(92,745
Net realized gain (loss)	4,975,327	6,557,484	2,030	(406,657)	(329)	214,585
Unrealized appreciation (depreciation)	(6,702,764)	51,642,270	(662,147)	3,755,833	(13,554)	1,017,414

Net increase (decrease) in net assets
resulting from operations	(2,688,858)	56,636,576	(864,570)	3,035,329	(63,168)	1,139,254

Distributions to shareholders
Ordinary income	-	(1,403,657)	-	-	-	-
Net realized gains	-	-	-	-	-	(135,764)
Total distributions	-	(1,403,657)	-	-	-	(135,764)

Capital share transactions
Change in net assets resulting from
capital share transactions (a)	(11,022,276)	(16,447,053)	(650,373)	(365,286)	(42,579)	113,439
Redemption fees	9,942	23,190	1,351	914	3,307	2,657
Increase (decrease) in net assets
resulting from capital share transactions	(11,012,334)	(16,423,863)	(649,022)	(364,372)	(39,272)	116,096
Total change in net assets	(13,701,192)	38,809,056	(1,513,592)	2,670,957	(102,440)	1,119,586

Net assets
Beginning of period	116,310,945	77,501,889	11,581,718	8,910,761	8,310,657	7,191,071

End of period (b)	$102,609,753	$116,310,945	$10,068,126	$11,581,718	$8,208,217	$8,310,657
(a) Capital share transactions were as follows:
Value
Shares sold	$10,456,682	$22,434,540	$247,753	$542,044	$1,507,952	$2,087,424
Shares issued in reinvestment of distributions	-	1,302,755	-	-	-	133,543
Shares redeemed	(21,478,958)	(40,184,348)	(898,126)	(907,330)	(1,550,531)	(2,107,528)
Net increase (decrease)	$(11,022,276)	$(16,447,053)	$(650,373)	$(365,286)	$(42,579)	$113,439
Number
Shares sold	2,696,314	7,680,094	17,345	49,797	1,308,585	1,864,840
Shares issued in reinvestment of distributions	-	489,199	-	-	-	119,860
Shares redeemed	(5,632,739)	(14,517,372)	(62,920)	(79,232)	(1,350,454)	(1,969,285)
Net increase (decrease)	(2,936,425)	(6,348,079)	(45,575)	(29,435)	(41,869)	15,415
(b) End of period net assets include
undistributed net investment loss	$(1,685,166)	$(723,745)	$(204,453)	$-	$(49,285)	$-

See notes to financial statements.

Financial Statements
STATEMENTS of Cash Flows

	Midas	Midas	Midas
For the Six Months Ended June 30, 2010 (Unaudited)	Fund	Special Fund	Perpetual Portfolio

Cash flows from operating activities
Net decrease in net assets resulting from operations	$(2,688,858)	$(864,570)	$(63,168)
Adjustments to reconcile change in net assets
resulting from operations to net cash provided
by (used in) operating activities:
Proceeds from sales of long term investments	34,497,849	2,030	-
Purchase of long term investments	(20,563,008)	-	(107,271)
Buy to cover investments held short	(11,425,957)	-	-
Proceeds from short sale of investments	7,019,996	-	-
Unrealized depreciation of investments and foreign currencies	6,702,764	662,147	13,554
Net realized (gain) loss on sales of investments,
short sales, and foreign currencies	(4,975,327)	(2,030)	329
Net (purchases) sales of short term investments	45,412	5,199	190,791
Amortization of premium of investment securities	-	-	2,801
Decrease (increase) in collateral for securities loaned	5,637,660	41,635	(1,545,223)
Decrease in receivable for investments sold	1,330,847	-	-
(Increase) decrease in dividends receivable	(7,913)	820	(2,660)
Decrease (increase) in securities lending income receivable	9,534	75	(257)
Decrease in interest receivable	-	-	7,868
Increase in foreign withholding taxes reclaimed	-	-	(6,960)
Decrease other assets	16,651	1,629	1,267
(Decrease) increase in payable upon return of securities loaned	(5,637,660)	(41,635)	1,545,223
Increase in bank overdraft	-	813,397	-
Increase in payable for buy to cover investments sold short	822,231	-	-
Decrease in accrued expenses	(17,198)	(1,655)	(505)
Decrease in investment management fees payable	(12,685)	(1,020)	-
(Decrease) increase in distribution fees payable	(3,171)	(1,125)	1,733
Increase in administrative services payable	11,889	1,842	635

Net cash provided by operating activities	10,763,056	616,739	38,157

Cash flows from financing activities
Net shares redeemed	(10,933,635)	(647,560)	(39,119)
Borrowing on bank line of credit	170,579	30,821	-

Net cash used in financing activities	(10,763,056)	(616,739)	(39,119)

Net change in cash	-	-	(962)

Cash
Beginning of period	-	-	962

End of period	$-	$-	$-

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on bank line of credit	$63,247	$24,061	$447

See notes to financial statements.

Financial Statements
NOTES to Financial Statements	June 30, 2010 (Unaudited)

1  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES The Midas Funds are Maryland corporations registered under the Investment Company Act of 1940, as amended (the “Act”), as open end management investment companies. Midas Fund’s investment objectives are primarily capital appreciation and protection against inflation and, secondarily, current income through investments in precious metals and natural resource companies and bullion. Midas Special Fund’s investment objective is capital appreciation which it seeks by investing aggressively in any security in any sector. The investment objective of Midas Perpetual Portfolio (formerly Midas Dollar Reserves) is to preserve and increase the purchasing power value of its shares over the long term by investing a fixed target percentage of its total assets in gold, silver, Swiss franc assets, hard asset securities, large capitalization growth stocks, and dollar assets. Prior to December 12, 2008, Midas Perpetual Portfolio operated as a money market fund. On December 29, 2008, the Fund changed its name to Midas Perpetual Portfolio, ceased operating as a money market fund, and began operating as a fluctuating net asset value fund pursuant to its current investment objective and policies. The Funds retain Midas Management Corporation as their Investment Manager.

Midas Fund and Midas Perpetual Portfolio each has authorized capital of one billion shares of common stock, par value $0.01 per share. Midas Special Fund has authorized capital of 500 million shares of common stock, par value $0.01. Each Fund offers only one class of shares. Each Fund’s shareholders are entitled to one vote for each whole share owned and a fractional vote for each fraction of a share owned. Voting rights are not cumulative. All shares of a Fund are fully paid and non-assessable and have no preemptive or conversion rights.

The Funds impose a short term trading redemption fee on any Fund shares that are redeemed or exchanged within 30 days following their purchase date. The redemption fee is 1% of the amount redeemed. Such fees are retained by the Funds for the benefit of the remaining shareholders and are accounted for as an addition to paid in capital

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. Gold and silver bullion is valued at 4:00 p.m. ET, at the mean between the last bid and asked quotations of the Bloomberg Composite (NY) Spot Price for that metal. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Certain of the securities in which the Funds may invest are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a bond dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by a Fund could change on a day when stockholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of and pursuant to procedures established by a Fund’s Board of Directors. Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to the change in foreign exchange rates for those investments.

Financial Statements
NOTES to Financial Statements	(Unaudited) continued

Foreign Currency Contracts – Forward foreign currency contracts are marked to market and the change in market value is recorded by a Fund as an unrealized gain or loss. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

Derivatives – Midas Fund and Midas Special Fund may use derivatives for a variety of reasons, such as to attempt to protect against possible changes in the value of their portfolio holdings or to generate potential gain. Derivatives are financial instrument that derive their values from other securities or commodities, or that are based on indices. All of a Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation or depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the six months ended June 30, 2010, the Funds did not invest in any derivative instruments.

Short Sales – Midas Fund and Midas Special Fund may sell a security it does not own in anticipation of a decline in the market value of the security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale. A Fund is liable for any dividends or interest paid on securities sold short. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. Securities sold short result in off balance sheet risk as a Fund’s ultimate obligation to satisfy the terms of the sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the security sold.

Investment Income – Interest income is recorded on the accrual basis. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date or in the case of certain foreign securities, as soon as a Fund is notified. Taxes withheld on foreign dividends have been provided for in accordance with a Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Estimated expenses are accrued daily. Expenses directly attributable to a Fund are charged to that Fund. Expenses borne by the complex of related investment companies, which includes open end and closed end investment companies for which the Investment Manager and its affiliate serve as investment manager, that are not directly attributed to a Fund, are allocated among the Fund and the other investment companies in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses can otherwise be made fairly.

Expense Reduction Arrangement – Through arrangements with the Funds’ custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce custody and transfer agency expenses. No credits were realized by the Funds during the period.

Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because each Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all taxable income and net realized gains. Foreign securities held by a Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds have reviewed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax position taken on federal, state, and local income tax returns for all open tax years (2007 - 2009) or expected to be taken in the Funds’ 2010 tax returns.

Financial Statements
NOTES to Financial Statements	(Unaudited) continued

Use of Estimates – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”), management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications – The Funds indemnify officers and directors for certain liabilities that might arise from their performance of their duties for the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Funds under circumstances that have not occurred.

Recently Issued Accounting Standards Updates – In January 2010, the Financial Accounting Standard Board released Accounting Standards Update (“ASU”) No. 2010-06, Improving Disclosures about Fair Value Measurements. Among the new disclosures and clarifications of existing disclosures the ASU requires the Funds to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers. Significance shall be judged with respect to total earnings and total assets or total liabilities. The ASU requires the Level 3 roll forward reconciliation of beginning and ending balances to be prepared on a gross basis, in particular separately presenting information about purchases, sales, issuances, and settlements. The ASU also requires disclosure of the reasons for significant transfers in and out of Level 3. The Funds adopted the ASU on January 1, 2010, except for the Level 3 gross basis roll forward reconciliation which is effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

2  FEES AND TRANSACTIONS WITH RELATED PARTIES Under the investment management agreement of Midas Fund, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $200 million, .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion, and .75% over $1 billion. Under the investment management agreement of Midas Special Fund, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million. Under the investment management agreement of Midas Perpetual Portfolio, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of .50 of 1% of the first $250 million, .45 of 1% from $250 million to $500 million, and .40 of 1% over $500 million.

The Investment Manager contractually agreed with Midas Perpetual Portfolio to waive its fee for the period April 29, 2009 through April 29, 2010, and has further contractually agreed to waive its fee for the period April 29, 2010 to December 31, 2010.

Each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Act. Under each plan, each Fund pays the Distributor, Investor Service Center, Inc., an affiliate of the Investment Manager, a fee of .25% (Midas Fund and Midas Perpetual Portfolio) or 1.00% (Midas Special Fund) for distribution and shareholder services. A contractual fee waiver between the Distributor and Midas Perpetual Portfolio expired on April 29, 2010 and subsequent to April 29, 2010, the Distributor began receiving the 0.25% fee from the Fund for distribution and shareholder services. The shareholder service fee is intended to cover personal services provided to the shareholders of the Funds and the maintenance of shareholder accounts. The distribution fee is to cover all other activities and expenses primarily intended to result in the sale of the Funds’ shares. In addition, Midas Fund, Midas Special Fund, and Midas Perpetual Portfolio each reimbursed the Distributor $69,292, $499, and $749, respectively, for payments made to certain brokers for record keeping services for the six months ended June 30, 2010.

Certain officers and directors of the Funds are officers and directors of the Investment Manager and the Distributor.

Financial Statements
NOTES to Financial Statements	(Unaudited) continued

Pursuant to the investment management agreements, the Funds reimburse the Investment Manager for providing certain administrative services at cost comprised of compliance and accounting services. For the six months ended June 30, 2010, the Funds incurred administrative services expenses as follows:

	Midas	Midas	Midas
	Fund	Special Fund	Perpetual Portfolio
Compliance	$51,185	$5,750	$3,420
Accounting	17,140	1,970	1,435
Total	$68,325	$7,720	$4,855

3  DISTRIBUTIONS TO SHAREHOLDERS AND DISTRIBUTABLE EARNINGS

There were no distributions paid by the Funds for the six months ended June 30, 2010.

For the year ended December 31, 2009, Midas Fund paid a distribution of $1,403,657 comprised of ordinary income and Midas Perpetual Portfolio paid a distribution of $135,764 comprised of net realized gains. There was no distribution paid by Midas Special Fund for the year ended December 31, 2009.

At December 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Midas	Midas	Midas
	Fund	Special Fund	Perpetual Portfolio
Accumulated net realized loss on investments	$(29,922,672)	$(3,725,668)	$-
Post-October losses	(20,604)	-	-
Net unrealized appreciation	3,781,657	3,220,224	1,011,623
Total	$(26,161,619)	$(505,444)	$1,011,623

Federal income tax regulations permit post-October net capital losses to be deferred and recognized on the tax return of the next succeeding taxable year. The differences between book basis and tax basis unrealized appreciation is attributable primarily to the Passive Foreign Investment Company (“PFIC”) mark to market adjustments. GAAP requires certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. At December 31, 2009, permanent differences between book and tax accounting have been reclassified to paid in capital as follows:

	Midas	Midas	Midas
	Fund	Special Fund	Perpetual Portfolio
Decrease in accumulated undistributed net investment loss	$837,683	$330,589	$92,745
Decrease (increase) in accumulated net realized gain (loss) on investments	$6,235,428	$3,299,327	$(86,091)
Decrease in paid in capital	$(7,073,111)	$(3,629,916)	$(6,654)

Financial Statements
NOTES to Financial Statements	(Unaudited) continued

At December 31, 2009, Midas Fund had net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes of $29,922,672, of which $79,582, $15,574,826, and $14,268,264 expire in 2010, 2016, and 2017, respectively.

At December 31, 2009, Midas Special Fund had net capital loss carryovers that may be used to offset future realized gains for federal income tax purposes of $3,725,668, of which $1,823,745, $340,513, $1,154,753, and $406,657 expire in 2011, 2014, 2016, and 2017, respectively.

4  FAIR VALUE MEASUREMENTS The Funds use a three level hierarchy for fair value measurements based on the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect a Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. A Fund’s investment in its entirety is assigned a level based upon the inputs which are significant to the overall valuation. The hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments.
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 - significant unobservable inputs (including a Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used as of June 30, 2010 in valuing each Fund’s assets and liabilities carried at fair value. Refer to each Fund’s Schedule of Portfolio Investments for detailed information on specific investments.

MIDAS FUND	Level 1	Level 2	Level 3	Total
Assets
Common stocks	$114,654,310	$-	$0	$114,654,310
Warrants	535,602	-	-	535,602
Bullion ounces	12,436	-	-	12,436
Securities held as collateral on loaned securities	11,279,284	49,915	-	11,329,199
Total Investments	$126,481,632	$49,915	$0	$126,531,547

MIDAS SPECIAL FUND	Level 1	Level 2	Level 3	Total
Assets
Common stocks	$13,002,687	$-	$-	$13,002,687
Securities held as collateral on loaned securities	690,643	-	-	690,643
Total Investments	$13,693,330	$-	$-	$13,693,330

Financial Statements
NOTES to Financial Statements	(Unaudited) continued

MIDAS PERPETUAL PORTFOLIO	Level 1	Level 2	Level 3	Total
Assets
Gold	$1,862,921	$-	$-	$1,862,921
Silver	463,699	-	-	463,699
Swiss franc assets	-	840,562	-	840,562
Hard asset securities	1,232,670	-	-	1,232,670
Large capitalization growth stocks	1,066,262	-	-	1,066,262
Dollar assets	2,763,903	-	-	2,763,903
Securities held as collateral on loaned securities	1,545,223	-	-	1,545,223
Total investments	$8,934,678	$840,562	$-	$9,775,240

There were no transfers between Level 1 and Level 2 by the Funds during the six months ended June 30, 2010.

There were no Level 3 investment purchases, sales, settlements, transfers in/out, or changes in unrealized appreciation/depreciation by the Funds for the six months ended June 30, 2010, except as follows: Midas Fund’s sole Level 3 investment consisted of Ivanhoe Nickel & Platinum Ltd. with a fair value of $0 as of June 30, 2010 and December 31, 2009, respectively.

5  INVESTMENT TRANSACTIONS At June 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, are summarized as follows:

	Federal Income	Gross Unrealized		Net Unrealized
	Tax Cost	Appreciation	Depreciation	Appreciation (Depreciation)
Midas Fund	$128,599,057	$24,508,969	$(26,576,479)	$(2,067,510)
Midas Special Fund	$11,135,253	$5,127,600	$(2,569,523)	$2,558,077
Midas Perpetual Portfolio	$8,777,277	$1,093,013	$(95,050)	$997,963

Purchases and sales of securities, excluding short sale transactions and short term investments, for the six months ended June 30, 2010 were as follows:

	Midas	Midas	Midas
	Fund	Special Fund	Perpetual Portfolio
Purchases	$20,563,008	$-	$107,271
Proceeds	$34,497,849	$2,030	$-

Financial Statements
NOTES to Financial Statements	(Unaudited) continued

6  ILLIQUID AND RESTRICTED SECURITIES Midas Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. Such securities have been valued at fair value in accordance with the procedures described in Note 1. Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned at June 30, 2010, were as follows:

	Acquisition
	Date	Cost	Value
Ivanhoe Nickel & Platinum Ltd., common stock	4/30/97	$ 0	$ 0
Percent of net assets		0.0%	0.0%

7  BANK CREDIT FACILITIES The Funds (except Midas Perpetual Portfolio), Global Income Fund, Inc., and Foxby Corp. (the “Borrowers”) have entered into a committed secured line of credit facility, which is subject to annual renewal, with State Street Bank and Trust Company (“SSB”), the Funds’ custodian. Global Income Fund, Inc. and Foxby Corp. are closed end investment companies advised by an affiliate of the Investment Manager. The aggregate amount of the credit facility is $10,000,000. The borrowing of each Borrower is collateralized by the underlying investments of such Borrower. SSB will make revolving loans to a Borrower not to exceed in the aggregate outstanding at any time with respect to any one Borrower the least of $10,000,000, the maximum amount permitted pursuant to each Borrower’s investment policies, or as permitted under the Act. The commitment fee on this facility is 0.15% per annum on the unused portion of the commitment, based on a 360 day year. All loans under this facility will be available at the Borrower’s option of (i) overnight Federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 1.50% per annum, calculated on the basis of actual days elapsed for a 360 day year.

The Funds have also entered into an uncommitted secured redemption facility, which is subject to annual renewal, with SSB with an aggregate amount available of $25,000,000. The borrowing of each Borrower is collateralized by the underlying investments of such Borrower. This facility carries no legal obligation on the part of SSB to lend any amount of money to the Funds at any time and the Borrower does not pay a commitment fee under this facility. SSB may make revolving loans to a Borrower not to exceed in the aggregate outstanding at any time with respect to any one Borrower the least of $25,000,000, the maximum amount permitted pursuant to the Borrower’s investment policies, or as permitted under the Act. All loans under this facility will be available at the overnight Federal Funds rate in effect from time to time plus 1.25%, calculated on the basis of actual days elapsed for a 360 day year.

The outstanding loan balance and the value of eligible collateral investments at June 30, 2010, and the weighted average interest rate and average daily amount outstanding under the committed and uncommitted facilities for the six months ended June 30, 2010 were as follows:

	Midas	Midas	Midas
	Fund	Special Fund	Perpetual Portfolio
Outstanding balance	$11,437,060	$2,040,589	$0
Value of eligible collateral	$29,052,557	$6,363,551	$0
Average daily amount outstanding	$4,908,406	$2,251,460	$0
Weighted average interest rate	1.71%	1.77%	0.00%

Financial Statements
NOTES to Financial Statements	(Unaudited) continued

8  SECURITIES LENDING The Funds may lend their securities to qualified financial institutions. The Funds receive compensation in the form of fees, or retain a portion of the interest on the investment in any cash received as collateral. The Funds receive as collateral cash deposits, U.S. Government securities, or bank letters of credit valued greater than the value of the securities on loan. Cash deposits are invested in a registered money market fund. The value of the loaned securities is determined based upon the most recent closing prices and any additional required collateral is delivered to the Funds on the next business day. Any increase or decrease in the value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities default.

The value of loaned securities and related collateral outstanding at June 30, 2010 were as follows:

	Midas	Midas	Midas
	Fund	Special Fund	Perpetual Portfolio
Value of securities loaned	$10,667,228	$670,143	$1,486,253
Value of related collateral	$11,329,199	$690,643	$1,545,223

9  PORTFOLIO CONCENTRATION Midas Special Fund operates as a “non-diversified” investment company, which means that the portion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the Act and the amount of the outstanding voting securities of a particular issuer held by the Fund is not limited. The Fund, however, currently intends to continue to conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code, which currently requires that, at the end of each quarter of the taxable year, with respect to 50% of the Fund’s portfolio, the Fund limit to 5% the portion of its assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of the Fund’s portfolio, although no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. As of June 30, 2010, the Fund held approximately 36% of its assets in Berkshire Hathaway, Inc., as a direct result of the market appreciation of the issuer since the time of purchase. Thus, the volatility of the Fund’s net assets value and its performance in general, depends disproportionately more on the performance of this single issuer than that of a more diversified fund.

10  SUBSEQUENT EVENTS The Funds have evaluated subsequent events through the date the financial statements were issued and determined that no subsequent events have occurred that require additional disclosure in the financial statements.

Financial Statements
FINANCIAL Highlights

	Six Months Ended June 30, 2010		For the Year Ended December 31,
MIDAS FUND	(Unaudited)		2009	2008	2007	2006	2005
Per Share Data
(for a share outstanding throughout each period)
Net asset value, beginning of period	$3.82		$2.11	$5.64	$4.29	$2.99	$2.14
Income (loss) from investment operations:
Net investment loss (1)	(0.03)		(0.05)	(0.06)	(0.08)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.06)		1.80	(3.36)	1.44	1.39	0.90
Total from investment operations	(0.09)		1.75	(3.42)	1.36	1.31	0.85
Paid in capital from redemption fees	-	(2)	- (2)	- (2)	- (2)	0.01	- (2)
Less distributions:
Dividends from net investment income	-		(0.04)	(0.11)	(0.01)	(0.02)	-
Net asset value, end of period	$3.73		$3.82	$2.11	$5.64	$4.29	$2.99
Total Return	(2.36)%		83.88%	(60.89)%	31.70%	44.02%	39.72%
Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$102,610		$116,311	$77,502	$251,394	$138,726	$74,732
Ratio of total expenses to average net assets	2.37	%(3)	2.39%	2.37%	2.43%	2.39%	2.79%
Ratio of net expenses to average net assets	2.37	%(3)	2.39%	2.37%	2.43%	2.38%	2.78%
Ratio of net expenses excluding loan interest and
fees to average net assets	2.25	%(3)	2.29%	2.02%	1.87%	1.96%	2.44%
Ratio of net investment loss to average net assets	(1.71	)%(3)	(1.67)%	(1.42)%	(1.58)%	(1.96)%	(2.39)%
Portfolio turnover rate	17%		82%	129%	126%	118%	63%
(1) Average shares outstanding during the period are used to calculate per share data. (2) Less than $.005 per share. (3) Annualized.

	Six Months Ended June 30, 2010		For the Year Ended December 31,
MIDAS SPECIAL FUND	(Unaudited)		2009	2008	2007	2006	2005
Per Share Data
(for a share outstanding throughout each period)
Net asset value, beginning of period	$13.94		$10.36	$19.13	$16.74	$14.80	$14.98
Income (loss) from investment operations:
Net investment loss (1)	(0.26)		(0.37)	(0.43)	(0.50)	(0.35)	(0.32)
Net realized and unrealized gain (loss) on investments	(0.86)		3.95	(8.34)	2.89	2.29	0.14
Total from investment operations	(1.12)		3.58	(8.77)	2.39	1.94	(0.18)
Paid in capital from redemption fees (2)	-		-	-	-	-	-
Net asset value, end of period	$12.82		$13.94	$10.36	$19.13	$16.74	$14.80
Total Return	(8.03)%		34.56%	(45.84)%	14.28%	13.11%	(1.20)%
Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$10,068		$11,582	$8,911	$17,334	$17,149	$16,431
Ratio of total expenses to average net assets	4.42	%(3)	4.46%	3.89%	4.06%	3.89%	4.03%
Ratio of net expenses to average net assets	4.42	%(3)	4.46%	3.89%	4.06%	3.88%	4.03%
Ratio of net expenses excluding loan interest and
fees to average net assets	3.99	%(3)	4.11%	3.32%	3.22%	3.39%	3.83%
Ratio of net investment loss to average net assets	(3.59	)%(3)	(3.23)%	(2.71)%	(2.85)%	(2.32)%	(2.15)%
Portfolio turnover rate	0%		9%	13%	36%	73%	118%
(1) Average shares outstanding during the period are used to calculate per share data. (2) Less than $.005 per share. (3) Annualized.

See notes to financial statements.

Financial Statements
FINANCIAL Highlights

	Six Months Ended June 30, 2010		For the Year Ended December 31,
MIDAS PERPETUAL PORTFOLIO	(Unaudited)		2009	2008(1)		2007(1)		2006(1)		2005(1)
Per Share Data
(for a share outstanding throughout each period)
Net asset value, beginning of period	$1.15		$1.00	$1.000		$1.000		$1.000		$1.000
Income (loss) from investment operations:
Net investment income (loss) (2)	(0.01)		(0.01)	0.012		0.039		0.039		0.016
Net realized and unrealized gain on investments	0.01		0.18	-		-		-		-
Total from investment operations	-		0.17	-		-		-		-
Paid in capital from redemption fees (3)	-		-	-		-		-		-
Less distributions:
Dividends from net investment income	-		-	(0.012)		(0.039)		(0.039)		(0.016)
Distributions from realized gains	-		(0.02)	-		-		-		-
Total distributions	-		(0.02)	(0.012)		(0.039)		(0.039)		(0.016)
Net asset value, end of period	$1.15		$1.15	$1.000		$1.000		$1.000		$1.000
Total Return	0.00%		17.03%	1.22	%(4)	4.00	%(4)	3.88	%(4)	1.61	%(4)
Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$8,208		$8,311	$7,191		$14,516		$14,528		$12,889
Ratio of total expenses to average net assets	2.15	%(5)	2.23%	1.77%		1.91%		1.83%		2.34%
Ratio of net expenses to average net assets	2.15	%(5)	2.23%	1.21	%(4)	1.15	%(4)	1.08	%(4)	1.59	%(4)
Ratio of net expenses excluding loan interest and
fees to average net assets	2.08	%(5)	2.22%	-		-		-		-
Ratio of net investment income (loss) to average net assets	(1.18	)%(5)	(1.29)%	1.22	%(4)	3.92	%(4)	3.87	%(4)	1.58	%(4)
Portfolio turnover rate	0%		24%	0%		0%		0%		0%

(1)
These financial highlights reflect the Fund’s operation as a money market fund up to December 28, 2008. On December 29, 2008, the Fund changed its name to Midas Perpetual Portfolio, Inc. from Midas Dollar Reserves, Inc., ceased operating as a money market fund, and began operating as a fluctuating net asset value fund pursuant to its current investment objective and policies.

(2)	Average shares outstanding during the period are used to calculate per share data.
(3)
The Fund began imposing a redemption fee on December 29, 2008. The amount was less than $.005 per share for the six months ended June 30, 2010 and for the years ended December 31, 2009 and 2008, respectively.

(4)
Fees voluntarily waived by the Investment Manager and Distributor reduced the ratio of net expenses to average net assets by 0.24%, 0.75%, 0.75%, and 0.75% for the years ended December 31, 2008, 2007, 2006, and 2005, respectively. In addition, the Investment Manager voluntarily reimbursed the Fund for certain operating expenses which further reduced the ratio of net expenses to average net assets by 0.32%, for the year ended December 31, 2008.The impact of the fee waivers and reimbursements is reflected in both the total return and the ratio of net investment income to average net assets.

(5)	Annualized.

See notes to financial statements.

Supplemental Information
BOARD APPROVAL of Investment Management Agreements

The investment management agreements (each individually, an “Agreement,” and collectively, the “Agreements”) between each of the Midas Funds and the investment manager, Midas Management Corporation, generally provide that each Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Directors of each Fund who are not parties to the Agreement, or interested persons of any such party and (ii) by the Board of Directors of each Fund or by the vote of the holders of a majority of the outstanding voting securities of each Fund.

In considering the annual approval of the Agreements, the Boards of Directors considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Boards for the meeting held in March 2010 to specifically consider the continuance of the Agreements. Such information included, among other things, the following: information comparing the management fees of each Fund with those of comparable funds; information regarding Fund investment performance in comparison to a relevant peer group of funds; the economic outlook and the general investment outlook in relevant investment markets; the investment manager’s results and financial condition and the overall organization of the investment manager; the allocation of brokerage and the benefits received by the investment manager as a result of brokerage allocation; the investment manager’s trading practices, including soft dollars; the investment manager’s management of relationships with the custodians, transfer agents, pricing agents, brokers, and other service providers; the resources devoted to the investment manager’s compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions; the quality, nature, cost, and character of the administrative and other non-investment management services provided by the investment manager and its affiliates; the terms of the Agreements; the investment manager’s gifts and entertainment log; and the reasonableness and appropriateness of the particular fee paid by a Fund for the services described therein. The Boards concluded that the investment manager is using soft dollars for the benefit of each Fund and its shareholders. The directors further concluded that the investment manager is using each Fund’s assets for the benefit of the Fund and its shareholders and is operating in the best interests of each Fund.

The Boards of Directors also considered the nature, extent, and quality of the management services provided by the investment manager. In so doing, the Boards considered the investment manager’s management capabilities with respect to the types of investments held by each Fund, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the Agreements. The Boards also took into account the time and attention to be devoted by management to each Fund and the other funds in the complex. The Boards evaluated the level of skill required to manage each Fund and concluded that the human resources available at the investment manager were appropriate to fulfill effectively its duties on behalf of each Fund.The Directors also noted that the investment manager has managed the Funds for several years and indicated their belief that a long term relationship with a capable, conscientious investment manager is in the best interests of the Funds.

The Boards received information concerning the investment philosophy and investment process applied by the investment manager in managing each Fund. In this regard, the Boards considered the investment manager’s in house research capabilities as well as other resources available to the investment manager personnel, including research services that may be available to the investment manager as a result of securities transactions effected for the Funds. The Boards concluded that the investment manager’s investment process, research capabilities, and philosophy were well suited to each Fund, given each Fund’s investment objective and policies.

In its review of comparative information with respect to Fund investment performance, the Boards received comparative information, comparing the Funds’ performance to that of others. After reviewing this information, the Boards concluded that each Fund has performed within a range that the Boards deemed competitive. With respect to their review of investment management fees, the Boards considered information comparing the Funds’ management fees and expense ratios to those of comparable funds. The Boards noted that economies of scale may develop for each Fund as its assets increase and fund level expenses decline as a percentage of assets, but that fund level economies of scale may not necessarily result in investment manager level economies of scale. This information assisted the Boards in concluding that the fees paid by each Fund are within the range of those paid by comparable funds within the mutual fund industry.

Supplemental Information
BOARD APPROVAL of Investment Management Agreements

In reviewing the information regarding the expense ratio of the Funds, the Boards concluded that although the Funds’ expense ratios are within a higher range, excluding extraordinary expenses, they are competitive with comparable funds in light of the quality of services received and assets managed.

In addition to the factors mentioned above, the Boards reviewed the level of the investment manager’s profits in providing investment management and related services for each Fund and for all the funds in the complex. The Boards considered the fiduciary duty assumed by the investment manager in connection with the services rendered to the Funds and the business reputation of the investment manager and its financial resources. The Boards also considered information regarding the character and amount of other incidental benefits received by the investment manager and its affiliates from their association with the Funds. The Boards concluded that potential “fall out” benefits that the investment manager and its affiliates may receive, such as greater name recognition, affiliated brokerage commissions, or increased ability to obtain research services, appear to be reasonable, and may, in some cases, benefit the Funds. The Boards concluded that, in light of the services rendered, the profits realized by the investment manager are not unreasonable.

The Boards did not consider any single factor as controlling in determining whether or not to renew the Agreements. In assessing the information provided by the investment manager and its affiliates, the Boards also noted that they were taking into consideration the benefits to shareholders of investing in a fund that is part of a family of funds which provides a variety of shareholder services.

Based on their consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by counsel, the Boards concluded that the approval of each Agreement, including the fee structure, is in the best interests of each Fund.

Supplemental Information
ABOUT Your Fund’s Expenses

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption or small account fees; and (2) ongoing costs, including management fees, distribution and service 12b-1 fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing cost of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each Fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the Fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund may charge you a $20 annual small balance account fee if the value of those shares is less than $500. We will redeem shares automatically in one of your accounts to pay the $20 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, and IRAs (including traditional, Roth, Rollover, SEP, SARSEP, and SIMPLE-IRAs), and certain other retirement accounts.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

EXPENSE ANALYSIS TABLE
	Beginning Account Value	Ending Account Value	Expenses Paid During Period	Annualized
	January 1, 2010	June 30, 2010	January 1, 2010-June 30, 2010 (a)	Expense Ratio
Midas Fund
Actual	$1,000.00	$976.44	$11.61	2.37%
Hypothetical (b)	$1,000.00	$1,013.04	$11.83	2.37%
Midas Special Fund
Actual	$1,000.00	$919.66	$21.04	4.42%
Hypothetical (b)	$1,000.00	$1,002.88	$21.95	4.42%
Midas Perpetual Portfolio
Actual	$1,000.00	$1,000.00	$10.66	2.15%
Hypothetical (b)	$1,000.00	$1,014.13	$10.74	2.15%

(a) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half year, divided by 365, to reflect the one half year period.

(b) Assumes 5% total return before expenses.

Supplemental Information
ADDITIONAL Information

QUARTERLY SCHEDULES OF PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ quarterly reports on Form N-Q are also available on the Funds’ website at www.MidasFunds.com.

PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-400-MIDAS (6432) and on the website of the SEC at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, by calling 1-800-400-MIDAS (6432), on the website of the SEC at www.sec.gov, and on the Funds’ website at www.MidasFunds.com.

MIDAS FUNDS OFFER

•	Regular Accounts

•	IRA Retirement Accounts, including Traditional, Roth, Self-Employed, and Small Business (SEP, SIMPLE)

•	Education Savings Accounts

•	Health Savings Accounts

•	Electronic Funds Transfers

•	Automatic Investment Program

Only $1,000 minimum to open a Midas Funds account, with subsequent minimum investments of $100.

There is NO FEE to open an account.

Join our Automatic Investment Program, and open an account for only $100, and make subsequent monthly investments of $100 or more.

Opening Your Account
ACCOUNT Application Instructions

MIDAS FUNDS REGULAR ACCOUNT APPLICATION

1
REGISTRATION If there is more than one owner of the account, the registration will be “Joint Tenants with Right of Survivor- ship” unless you specify “Tenants in Common.” If this is a Uniform Gift/Transfer to a Minor, please enter all information requested for the minor.

2
MAILING AND E-MAIL ADDRESSES, TELEPHONE NUMBER, AND CITIZENSHIP If you are a non-U.S. citizen residing in the United States, in addition to this Account Application, you will be required to attach a Form W-8 BEN, which can be ob- tained from the IRS website at www.irs.gov or calling 1-800-829-3676. If this is a Uniform Gift/Transfer to a Minor, please enter all information for the Custodian, including Custodian’s physical address.

3
CHOOSE FUND(S) AND AMOUNT INVESTED Indicate the Fund(s) in which you are opening an account. The opening minimum is $1,000 per Fund ($100 for Midas Automatic Investment Programs – see Section 6 of the Account Application). The minimum subsequent investment is $100.

4	DISTRIBUTIONS Your dividends and distributions will be reinvested in additional shares of the Fund unless you instruct Midas otherwise.

5
SHAREHOLDER COMMUNICATIONS Check the method of shareholder communications you would prefer (electronic or paper copies). Electronic communications will be sent to the e-mail address provided in Section 2.

6
MIDAS SHAREHOLDER SERVICES - MIDAS FUNDS BANK TRANSFER PLAN/THE MIDAS TOUCH® With the Bank Transfer Plan (BTP), you can establish a convenient and affordable long term investment program. The $1,000 minimum invest- ment requirement is waived since the BTP is designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s). Please specify the total amount you want to invest each month, the frequency, and when you’d like to start your automatic investing.

All shareholders can access their account 24 hours a day, every day, at www.MidasFunds.com and by automated telephone response at 1-800-400-MIDAS (6432). Only with The Midas Touch® can you manage your account by purchasing or redeeming Fund shares using Electronic Funds Transfer, initiate Fund to Fund transfers between the three Midas Funds, and perform transactions through a Shareholder Services Representative.

To access these features, please indicate your bank routing and account numbers or attach a voided check.

7	SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING After reading this section, please sign and date the Account Application.

SEND BY MAIL Mail your completed Account Application to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110.Checks must be payable to Midas Funds in U.S. dollars. Third party checks and money orders cannot be accepted.

SEND BY WIRE Call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET, on business days to speak with a Shareholder Services Representative. A completed Account Application, the name of the bank sending the wire, and the amount to be wired are required before the wired funds can be accepted. The completed Account Application should be faxed to 1-317-937-3014, Attn: Midas Funds. You will then be assigned a Fund account number and receive wiring address information. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly mail it to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110. This service is not available on days when the Federal Reserve wire system is closed.

Use this Account Application to open a regular Midas account.
Mail the completed Application and check payable to Midas Funds to:
Midas Funds, Box 6110, Indianapolis, IN 46206-6110
Overnight Address: 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208

ACCOUNT Application

IMPORTANT: In compliance with the USA Patriot Act, federal law requires all financial institutions (including mutual funds) to obtain, verify, and record information that identifies each person who opens an account.

WHAT THIS MEANS FOR YOU: When you open an account, we must get your name, address, date of birth, and other information that will allow us to identify you. We may also ask for additional identifying documents. The information is required for all owners, co-owners, or anyone authorized to sign or transact on behalf of a legal entity that will own the account. We will return your application if this information is missing. If we are unable to verify this information, your account may be closed and you will be subject to all applicable costs.

1 REGISTRATION (Please Type or Print) *For assistance with this Application, please call 1-800-400-MIDAS (6432) 8 a.m. - 6 p.m. ET.*

Individual or Custodian of a Gift/Transfer to a Minor:

First Name | Middle Initial | Last Name | Social Security # | Date of Birth

Joint Tenant: Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified here as Tenants in Common ☐

First Name | Middle Initial | Last Name | Social Security # | Date of Birth

Gift/Transfer to a Minor:

Minor's First Name | Minor's Middle Initial | Minor's Last Name | Minor's Social Security # | Minor's Date of Birth

Minor's Address (if different than Custodian Address) | City | State/Zip

Street Address (Physical Address) | City | State / Zip | Daytime Telephone

Mailing Address (if different from above) | City | State / Zip | Daytime Telephone

E-mail address | Citizen of Owner ☐ U.S. ☐ Other: (If other, attach IRS Form W-8) | Citizen of Joint Owner ☐ U.S. ☐ Other: (If other, attach IRS Form W-8)

PLEASE TELL US HOW YOU HEARD ABOUT MIDAS:

3 FUND(S) CHOSEN AND AMOUNT INVESTED ($1,000 minimum per Fund)

Note: The $1,000 initial investment minimum is waived if you elect to invest $100 or more each month through the Midas Automatic Investment Program (see Section 6).

MIDAS FUND		MIDAS SPECIAL FUND		MIDAS PERPETUAL PORTFOLIO		TOTAL
$	+	$	+	$	=	$

By Check: Please draw your check to the order of Midas Funds and enclose with this Application. Third party checks and money orders will not be accepted.

By Wire: Please complete this Application (except for the sentence in brackets below) and fax to 1-317-937-3014 with the name of the sending bank and amount to be wired before making an initial investment by wire. You will then be assigned a Midas account number and wiring address. Then, fill in the blanks below and mail to Midas.
(Please indicate the assigned Midas account number ____________ and the date the wire was sent ____________.)

4 DISTRIBUTIONS

If no box is checked, the Automatic Compounding Option will be assigned to increase the shares you own.

☐ Automatic Compounding Option Dividends and distributions reinvested in additional shares.

☐ Payment Option ☐ Dividends in cash, distributions reinvested. ☐ Dividends and distributions in cash.

5 SHAREHOLDER COMMUNICATIONS

Communicate with me:

☐ Electronically (e-mail) ☐ Via paper (U.S. Mail)

I understand that I may discontinue and/or choose another method of shareholder communications at any time.
Electronic communications will be sent to the e-mail address provided in Section 2.

6 MIDAS SHAREHOLDER SERVICES - MIDAS FUNDS BANK TRANSFER PLAN/*THE MIDAS TOUCH*® (please check the appropriate box)

☐ Bank Transfer Plan Automatically purchase shares of the Fund named below each month by transferring the total amount specified from my regular checking account, NOW account, or bank money market account each month.

Fund Name: ______________________

Amount ($100 minimum): $ ______________________ Starting (date) ______________________

☐ *The Midas Touch*® Enjoy enhanced account access to initiate and perform transactions online or by telephone.

You may decline redemptions by telephone by checking this box. ☐ *You will still enjoy enhanced online privileges.*

To register for the Midas Bank Transfer Plan or *The Midas Touch*®, add your bank routing and account numbers, or tape a voided check, below.

Add Bank Routing Number	Add Bank Account Number

For information on the Midas Salary Investing Plan or the Midas Government Direct Deposit Plan, please call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET, on business days to speak with a Shareholder Services Representative.

PAY TO THE ORDER OF $ DOLLARS

BANK NAME
BANK ADDRESS

(9-DIGIT ROUTING #) (ACCOUNT #) (CHECK #)

7 SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING

"I certify that I have received and read the prospectus for the Midas Funds, agree to its terms, and have the legal capacity to purchase their shares. I understand that no certificates will be issued and that my confirmation statement will be evidence of my ownership of Fund shares. I acknowledge receipt of the Fund's privacy policy notice. I understand telephone conversations with representatives of the transfer agent and Investor Service Center, Inc. (collectively "Service Agents") are recorded and hereby consent to such recording. I agree that the Service Agents will not be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions. I certify (1) the Social Security or taxpayer identification number provided above is correct, (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding, or (c) I have been notified by the IRS that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien)." (Please cross out item 2 if it does not apply to you.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature of ☐ Owner ☐ Custodian Date Signature of Joint Owner (if any) Date

This Account Application must be signed and completed for all authorized signers.

With The Midas Touch®, you enjoy enhanced access at any time, online at www.MidasFunds.com or by telephone 1-800-400-MIDAS (6432), to

•	Monitor your investments

•	Retrieve your account history

•	Review recent transactions

•	Obtain Fund prices

•	Check your account balances and account activity

•	Obtain prospectuses, shareholder reports, and account applications, as well as IRA transfer forms and Automatic Investment Program forms for regular monthly investing

•	Purchase or redeem Fund shares using electronic funds transfer to move money to or from your authorized bank account

•	Initiate account transactions, such as Fund to Fund transfers among the three Midas Funds

•	Perform transactions through a Shareholder Services Representative Monday through Friday, from 8 a.m. to 6 p.m. ET

Midas Funds

P.O. Box 6110

Indianapolis, IN 46206-6110

1-800-400-MIDAS (6432) for Investment Information

Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be worth more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market and investors should consider their ability to make purchases when prices are low. One of Midas’ guiding principles is that we will communicate with our shareholders as candidly as possible because we believe shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the prospects of our portfolio holdings, Funds, and the economy are “forward looking statements” which may or may not be accurate and may be materially different over future periods. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Thus, you should not place undue reliance on forward looking statements, which also speak only as of the date of this Report. Current performance may be lower or higher than the performance quoted herein. This Report and the financial statements it contains are submitted for the general information of the shareholders of the Midas Funds. The Report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which contains more complete information, including charges, risks and expenses. Please read it carefully before you invest or send money.

Investor Service Center, Inc., Distributor. Member, FINRA.

MIDAS FUNDS

Discovering Opportunities®

P.O. Box 6110
Indianapolis, IN 46206-6110

Return Service Requested

MIDAS FUNDS
SAVE THE DATES!
Teleconferences with
Midas Portfolio Manager
Tom Winmill
Thurs., September 16, 2010, 4:30 pm ET
Thurs., December 9, 2010, 4:30 pm ET
Details at www.MidasFunds.com

GO PAPERLESS!

Sign-up for eDelivery at
www.MidasFunds.com/edelivery

MFSAR10

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchase.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's most recent fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

September 7, 2010	Midas Fund, Inc. By: /s/ Thomas B. Winmill Thomas B. Winmill President

September 7, 2010	Midas Fund, Inc. By: /s/ Thomas O'Malley Thomas O'Malley Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

September 7, 2010	Midas Fund, Inc. By: /s/ Thomas B. Winmill Thomas B. Winmill President

September 7, 2010	Midas Fund, Inc. By: /s/ Thomas O'Malley Thomas O'Malley Chief Financial Officer